UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 25, 2005


                             PENN OCTANE CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                   000-24394           52-1790357
     (State of                  (Commission         (IRS Employer
     Incorporation)             File Number)        Identification No.)


     77-530 Enfield Lane, Bldg D
     Palm Desert, California                        92211
     (Address of principal executive offices)       (Zip Code)

                                 (760) 772-9080
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

     On May 25, 2005, Penn Octane Corporation ("Penn Octane") received written notification from The Nasdaq Stock Market's Listing Qualification Department stating that, for the last 30 consecutive business days, the bid price of Penn Octane's common stock has closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4310(c)(4) (the "Rule"). In accordance with Marketplace Rule 4310(c)(8)(D), Penn Octane will be provided with 180 calendar days, or until November 21, 2005, to regain compliance. If at any time before November 21, 2005, the bid price of Penn Octane's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, Nasdaq staff will provide written notification that Penn Octane complies with the Rule. If compliance with the Rule cannot be demonstrated by November 21, 2005, Nasdaq staff will determine whether Penn Octane meets The Nasdaq SmallCap Market initial listing criteria set forth in Marketplace Rule 4310(c), except for the bid price requirement. If Penn Octane meets the initial listing criteria, Nasdaq staff will notify Penn Octane that it has been granted an additional 180 calendar day compliance period. If Penn Octane is not eligible for an additional compliance period, Nasdaq staff will provide written notification that Penn Octane's common stock will be delisted.

     As of the date of this filing, Penn Octane has not determined what action it will take in response to the Nasdaq notification.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PENN OCTANE CORPORATION


                                   By:   /s/ Ian T. Bothwell
                                      ----------------------------------
                                   Name:  Ian T. Bothwell
                                   Title:  Vice President,
                                           Chief Financial Officer, Treasurer,
                                           and Assistant Secretary, (Principal
                                           Financial and Accounting Officer)

Date: May 26, 2005


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